Net Loss Per Share (Tables)	12 Months Ended
Dec. 31, 2016
Net Loss Per Share Tables
Potentially dilutive securities

The table below presents the potentially dilutive securities that would have been included in the calculation of diluted net loss per share if they were not antidilutive for the periods presented.

	Years Ended December 31,
	2016	2015
Stock options	851,375	438,248
Preferred stock	2,975,424	3,038,163
Unvested restricted stock	205,478	310,926
Warrants to purchase common stock	5,124,144	974,280
Total	9,156,421	4,761,617